UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 4, 2004

Pharmion Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50447	84-1521333

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 28th Street, Boulder, Colorado	80301

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    720-564-9100

(Former name or former address if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibit 99.1 — Press Release dated August 2, 2004.

     This exhibit is furnished pursuant to Item 12 and shall not be deemed to be “filed.”

Item 12.	Disclosure of Results of Operations and Financial Condition

On August 2, 2004, the Pharmion Corporation issued a press release relating to the Company’s earnings for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMION CORPORATION
Date: 8-4-04	By:	/s/ Erle T. Mast Erle T. Mast Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 2, 2004 announcing results for the second quarter ended June 30, 2004.

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